                                                                    Exhibit 10.5



                                OPTION AGREEMENT

         THIS AGREEMENT made the 1st day of October, 1996,

B E T W E E N:

                           1199846 ONTARIO LTD., a corporation incorporated pursuant to the laws of the Province of Ontario,

                           (hereinafter referred to as the "Vendor"),

                                         OF THE FIRST PART;

                           - and -

                           NTN INTERACTIVE NETWORK INC., a corporation amalgamated pursuant to the laws of Canada,

                           (hereinafter referred to as the "Corporation"),

                                          OF THE SECOND PART;

                           - and -

                           NTN CANADA, INC., a corporation incorporated pursuant to the laws of the State of New York,

                           (hereinafter referred to as "NTN Canada"),

                                            OF THE THIRD PART.
WHEREAS:

1. Pursuant to a share purchase agreement dated October 1, 1996 (the "Share Purchase Agreement"), entered into between Connolly-Daw Holdings Inc. ("Connolly-Daw"), the Vendor, Douglas Connolly, Wendy Connolly and the Corporation, the Vendor and Connolly-Daw sold all of the issued and outstanding common shares in the capital of Magic Lantern Communications Ltd. ("Magic


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                                       2

Lantern") to the Corporation and the Vendor sold 20.1% of the issued and outstanding shares in the capital of 745695 Ontario Ltd. to the Corporation;

2. As part of the consideration received by the Vendor in connection with the aforesaid transaction, the Vendor received a promissory note from the Corporation in the principal sum of $546,867.00 dated October 1, 1996 (the "Promissory Note");

3. Pursuant to the provisions of the Promissory Note, the Corporation may elect to deliver to the Vendor or the Vendor may elect to receive from the Corporation, common shares in the capital of NTN Canada (the "Common Shares") in lieu of payment as therein provided;

4. Pursuant to the provisions of the Share Purchase Agreement, Douglas Connolly entered into an employment agreement with Magic Lantern dated October 1, 1996 (the "Employment Agreement").

         NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the completion of the transactions contemplated by the Share Purchase Agreement, the respective covenants and agreements of the parties contained herein, the sum of One Dollar ($1.00) now paid by each party hereto to each of the other parties hereto and other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto), the parties hereto hereby agree as follows:

1.       Put Option -

(1) In the event Magic Lantern decides that it does not wish to extend the term of the Employment Agreement as provided in Article 10 of the Employment Agreement and Douglas Connolly decides that he does wish to extend the term of the Employment Agreement as so provided, and regardless of whether or not Magic Lantern and Douglas Connolly would otherwise have been able to agree upon the terms and conditions of the said extension assuming both parties had decided that they wished to extend the said term, the Vendor shall, on or after September 1, 1999, have the right (hereinafter in this Article 1 referred to as the "Put Option") to require NTN Canada to purchase from the Vendor all, but not less than all, of the Common Shares acquired by the Vendor pursuant to the provisions of the Promissory Note, if any, which are then still beneficially owned by the Vendor (hereinafter in this Article 1 collectively referred to as the "Vendor's Shares").

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                                       3

(2) The Put Option shall be exercised by the Vendor giving to NTN Canada notice in writing (in this Article 1 referred to as the "Notice of Exercise") of its intention to exercise the Put Option.

(3) Upon exercise of the Put Option, NTN Canada shall be obligated to purchase from the Vendor, and the Vendor shall be obligated to sell to NTN Canada, the Vendor's Shares in accordance with the provisions of
         Section 1(4) hereof.

(4) The sale and purchase of the Vendor's Shares under this Article shall be completed on the following terms and conditions:

         (a) the purchase price payable for each of the Vendor's Shares shall be equal to 90% of the average closing price of the Common Shares during the twenty-trading day period ending on the business day which immediately precedes the day on which the Notice of Exercise is delivered by the Vendor to NTN Canada as reported by the NASDAQ "Small-Cap" market (or, if the Common Shares are not, at such time, included in the NASDAQ "Small-Cap" market, then such other market or exchange in which the Common Shares are then included;

         (b) the purchase price shall be payable by certified cheque or bank draft at the time of completion of the transaction;

         (c) the Vendor's Shares shall be free and clear of any liens, mortgages, charges and encumbrances whatsoever and the Vendor shall have good and marketable title thereto;

         (d) the completion of the sale shall take place at 10:00 a.m. (Toronto time) on the date being 60 days after the date on which the Vendor delivered the Notice of Exercise to NTN Canada, provided such day is not a Saturday, Sunday or statutory holiday, in which event the completion of the sale shall take place on the next business day thereafter.

(5)      The Put Option shall expire on September 30, 1999.

2.       Call Option

(1) In the event Magic Lantern decides that it does wish to extend the term of the Employment Agreement as provided in Article 10 of the Employment Agreement and Douglas Connolly decides that he does not wish to extend
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                                       4

         the term of the Employment Agreement as so provided, and regardless of whether or not Magic Lantern and Douglas Connolly would otherwise have been able to agree upon the terms and conditions of the said extension assuming both parties had decided that they wished to extend the said term, NTN Canada shall, on or after September 1, 1999, have the right (hereinafter in this Article 2 referred to as the "Call Option") to require the Vendor to sell to NTN Canada all, but not less than all, of the Common Shares acquired by the Vendor pursuant to the provisions of the Promissory Note, if any, which are then still beneficially owned by the Vendor (hereinafter in this Article 2 collectively referred to as the Vendor's Shares).

(2) The Call Option shall be exercised by NTN Canada giving to the Vendor notice in writing (in this Article 2 referred to as the "Notice of Exercise") of its intention to exercise the Call Option.

(3) Upon exercise of the Call Option, the Vendor shall be obligated to sell to NTN Canada, and NTN Canada shall be obligated to purchase from the Vendor, the Vendor's Shares in accordance with the provisions of
         Section 2(4) hereof.

(4) The sale and purchase of the Vendor's Shares under this Article shall be completed on the following terms and conditions:

         (a) the purchase price payable for each of the Vendor's Shares shall be equal to 110% of the average closing price of the Common Shares during the twenty-trading day period ending on the business day which immediately precedes the day on which the Notice of Exercise is delivered by NTN Canada to the Vendor as reported by the NASDAQ "Small-Cap" market (or, if the Common Shares are not, at such time, included in the NASDAQ "Small-Cap" market, then such other market or exchange in which the Common Shares are then included;

         (b) the purchase price shall be payable by certified cheque or bank draft at the time of completion of the transaction;

         (c) the Vendor's Shares shall be free and clear of any liens, mortgages, charges and encumbrances whatsoever and the Vendor shall have good and marketable title thereto;

         (d) the completion of the sale shall take place at 10:00 a.m. (Toronto time) on the date being 60 days after the date on which NTN Canada delivered the Notice of Exercise to the Vendor, provided such day is not a Saturday, Sunday or

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                                       5

                  statutory holiday, in which event the completion of the sale shall take place on the next business day thereafter.

(5)      The Call Option shall expire on September 30, 1999.

3.       General Provisions

(1) Notices - Any notice, direction or other document required or permitted to be given hereunder or for the purposes hereof (hereinafter in this Section 3(1) called a "notice") to any party shall be in writing and shall be sufficiently given if delivered personally or if sent by prepaid registered mail to such party:

         (a)      in the case of a notice to the Vendor, at:

                  49 Ennisclare Drive East
                  Oakville, Ontario
                  L6J 4N3

         (b)      in the case of a notice to the Corporation, at:

                  14 Meteor Drive
                  Etobicoke, Ontario
                  M9W 1A4

         (c)      in the case of a notice to NTN Canada, at:

                  14 Meteor Drive
                  Etobicoke, Ontario
                  M9W 1A4

or at such other address as may be given by such party to the other parties hereto in writing from time to time.

         All such notices shall be deemed to have been received when delivered or, if mailed, 48 hours after 12:01 a.m. on the day following the day of the mailing thereof.

(2) Additional Considerations - The parties shall sign such further and other documents, cause such meetings to be held, resolutions passed and by-laws enacted, exercise their vote and influence, do and perform and cause to be done and performed such further and other acts and things as may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

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                                       6

(3) Time of the Essence - Time shall be of the essence of this Agreement and of every part hereof and no extension or variation of this Agreement shall operate as a waiver of this provision.

(4) Entire Agreement - This Agreement constitutes the entire agreement between the parties with respect to all of the matters herein and its execution has not been induced by, nor do any of the parties rely upon or regard as material, any representations or writings whatsoever not incorporated herein and made a part hereof and may not be amended or modified in any respect except by written instrument signed by the parties hereto.

(5) Modification of Agreement - Any modification to this Agreement must be in writing and signed by the parties hereto or it shall have no effect and shall be void.

(6) Assignment and Enurement - Neither this Agreement nor any rights or obligations of the Vendor under this Agreement shall be assignable by the Vendor without the prior written consent of the Corporation and NTN Canada. Subject to such consent, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

(7) Headings for Convenience Only - The division of this Agreement into Articles and Sections is for convenience of reference only and shall not affect the interpretation or construction of this Agreement.

(8) Governing Law - This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein and each of the parties hereto hereby irrevocably attorns to the jurisdiction of the courts of such Province.

(9) Waiver - No term or condition of this Agreement shall be deemed waived unless such waiver is expressed in writing and signed by the parties hereto. Failure or delay on the part of any party to enforce any right hereunder shall not operate as a waiver hereof.

(10) Gender - In this Agreement, words importing the singular number shall include the plural and vice versa, and words importing the use of any gender shall include the masculine, feminine and neuter genders and the word "person" shall include an individual, a trust, a partnership, a body corporate, an association or other incorporated or unincorporated organization or entity.

(11) Severability - If any Article, Section or any portion of any Section of this Agreement is determined to be unenforceable or invalid for any reason whatsoever, that unenforceability or invalidity shall not affect the enforceability or validity of the remaining portions of this Agreement and such unenforceable or invalid Article, Section or portion thereof shall be severed from the remainder of this Agreement.

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                                       7

         IN WITNESS WHEREOF the parties hereto have duly executed this Agreement.

                                          1199846 ONTARIO LTD.

                                          Per: /s/ Douglas Connolly
                                              ---------------------------------
                                                   President - Douglas Connolly

                                          Per: /s/ Wendy Connolly
                                              ---------------------------------
                                                   Secretary - Treasurer
                                                   Wendy Connolly

                                          NTN INTERACTIVE NETWORK INC.

                                          Per: /s/ Peter Rona
                                              ---------------------------------
                                                   President - Peter Rona

                                          NTN CANADA, INC.

                                          Per: /s/ Peter Rona
                                              ---------------------------------
                                                   President - Peter Rona

                                          Per: /s/ David Auger
                                              ---------------------------------
                                                   Secretary - David Auger

                                  SCHEDULE "A"

                                    RELEASE

TO: Magic Lantern Communications Ltd.


         (herein called the "Release")


         KNOW ALL MEN BY THESE PRESENTS that, in consideration of other good and valuable consideration and the sum of ONE DOLLAR ($1.00) of lawful money of Canada now paid by the Releasee to the undersigned (herein called the "Releasor"), the receipt and sufficiency of which is hereby acknowledged, the Releasor hereby remises, releases and forever discharges the Releasee, of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the Releasee, the Releasor, as a shareholder of the Releasee, ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of any cause, matter or thing whatsoever existing up to the present time relating to, or arising directly or indirectly by reason of or as a consequence of, the Releasor; having been a shareholder of the Releasee.

         AND in consideration of the foregoing, the Releasor covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the Releasee, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors and assigns of the Releasee and shall be binding upon and enforceable against the successors of the Releasor.

         IN WITNESS WHEREOF the Releasor has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: ______________________________


                                        Per: ______________________________

                                  SCHEDULE "B"

                                 MUTUAL RELEASE


         The undersigned hereby acknowledge and agree that the agreement between the undersigned and Canadian Satellite Learning Services Inc. dated October 13, 1995 (the "Agreement") is hereby terminated and cancelled and of no further force and effect, and the undersigned further hereby remise, release and forever discharge each other of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands which against each other, each of them ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of the Agreement.

         AND in consideration of the foregoing, each of the undersigned covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the other of them, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors of the undersigned and shall be binding upon and enforceable against the successors of the undersigned.

         IN WITNESS WHEREOF the undersigned has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: ______________________________


                                        Per: ______________________________


                                        MAGIC LANTERN COMMUNICATIONS
                                        LTD.

                                        Per: ______________________________


                                        Per: ______________________________

                                    RELEASE

TO: Magic Lantern Communications Ltd.


         (herein called the "Releasee")


         KNOW ALL MEN BY THESE PRESENTS that, in consideration of other good and valuable consideration and the sum of ONE DOLLAR ($1.00) of lawful money of Canada now paid by the Releasee to the undersigned (herein called the "Releasor"), the receipt and sufficiency of which is hereby acknowledged, the Releasor hereby remises, releases and forever discharges the Releasee, of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands whatsoever which against the Releasee, the Releasor, as a shareholder of the Releasee, ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of any cause, matter or thing whatsoever existing up to the present time relating to, or arising directly or indirectly by reason of or as a consequence of, the Releasor having been a shareholder of the Releasee.

         AND in consideration of the foregoing, the Releasor covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the Releasee, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors and assigns of the Releasee and shall be binding upon and enforceable against the successors of the Releasor.

         IN WITNESS WHEREOF the Releasor has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: /s/ L. J. Boisvert
                                             -----------------------------------
                                             L. J. Boisvert, President & C.E.O.



                                        Per: /s/ J. E. Perkins,
                                             -----------------------------------
                                             J. E. Perkins, Secretary

                                 MUTUAL RELEASE


         The undersigned hereby acknowledge and agree that the agreement between the undersigned and Canadian Satellite Learning Services Inc. dated October 13, 1995 (the "Agreement") is hereby terminated and cancelled and of no further force and effect, and the undersigned further hereby remise, release and forever discharge each other of and from all manner of actions, causes of action, suits, debts, dues, duties, accounts, bonds, covenants, contracts, claims and demands which against each other, each of them ever had, now has or hereafter can, shall or may have for or by reason of or in any way arising out of the Agreement.

         AND in consideration of the foregoing, each of the undersigned covenants and agrees not to make any claims or take any proceedings against any corporation, firm or person which could claim contribution and/or indemnity against the other of them, pursuant to the provisions of any statute or otherwise with respect to any of the aforesaid matters.

         AND the provisions hereof shall enure to the benefit of and be enforceable by the successors of the undersigned and shall be binding upon and enforceable against the successors of the undersigned.

         IN WITNESS WHEREOF the undersigned has duly executed this Release the 1st day of October, 1996.

                                        TELESAT CANADA

                                        Per: /s/ L. J. Boisvert
                                             -----------------------------------
                                             L. J. Boisvert, President & C.E.O.



                                        Per: /s/ J. E. Perkins,
                                             -----------------------------------
                                             J. E. Perkins, Secretary


                                        MAGIC LANTERN COMMUNICATIONS
                                        LTD.

                                        Per: /s/ Douglas Connolly
                                             -----------------------------------
                                             President, Douglas Connolly

                                        Per: /s/ Jackson L. Chercover
                                             -----------------------------------
                                             Secretary, Jackson L. Chercover